EXHIBIT 10.7

                            STANDSTILL AGREEMENT

         THIS STANDSTILL AGREEMENT (this "AGREEMENT") is entered into as of February 7, 2005 (the "EFFECTIVE Date") by and between THOMAS H. LEE
EQUITY FUND IV, L.P., a Delaware limited partnership ("EQUITY FUND"), THL EQUITY ADVISORS IV, LLC, a Delaware limited liability company ("EQUITY ADVISORS"), THOMAS H. LEE PARTNERS, L.P., a Delaware limited partnership ("PARTNERS"), THOMAS H. LEE ADVISORS, L.L.C., a Delaware limited liability company ("LEE"; together with Equity Fund, Equity Advisors and Partners, the "RESTRICTED PARTIES"), and RAYOVAC CORPORATION, a Wisconsin corporation (the "COMPANY"). The foregoing parties to this Agreement are each a "PARTY" and collectively the "PARTIES". Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

                            BACKGROUND STATEMENT

         Pursuant to that certain Agreement and Plan of Merger (the "MERGER AGREEMENT") dated January 3, 2005 by and among the Company, Lindbergh Corporation and United Industries Corporation, some or all of the Restricted Parties will receive shares of the Company's $0.01 par value common stock (the "COMMON STOCK"). The Company has required, as a material inducement to its consummation of the transactions contemplated by the Merger Agreement, that the Restricted Parties enter into this Agreement, whereby the Restricted Parties agree to limit their future acquisitions of the capital stock of the Company.

                           STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

                                  SECTION 1.
                                 DEFINED TERMS

         1.1 Defined Terms. As used in this Agreement the following terms shall have the following meanings:

         "AFFILIATE" means with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person. Notwithstanding anything herein to the contrary, the term "Affiliate" shall not be deemed to include any portfolio company of any Restricted Party or Putnam Investments, Inc.

         "COMPANY VOTING SECURITIES" means, collectively, the Common Stock, any other class of capital stock of the Company issued and outstanding, and any other securities, warrants or


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options or rights of any nature (whether or not issued by the Company)
that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of any class or series of Company securities that is entitled to vote generally for the election of directors.

         "CONTROL" means, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "PERMITTED OWNERSHIP PERCENTAGE" means twenty-eight percent (28%) of the Company Voting Securities on a fully-diluted basis, including no more than twenty-eight percent (28%) of the shares of any class of such Company Voting Securities on a fully-diluted basis.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "TRANSFER" means, as a noun, any transfer, sale, assignment, exchange, charge, pledge, gift, hypothecation, conveyance, encumbrance or other disposition whether direct or indirect, voluntary or involuntary, by operation of Law or otherwise and, as a verb, directly or indirectly, voluntarily or involuntarily, by operation of Law or otherwise, to transfer, sell, assign, exchange, charge, pledge, give, hypothecate, convey, encumber or otherwise dispose of.

                                  SECTION 2.
                         REPRESENTATIONS AND WARRANTIES

         Each of the Parties hereby represents and warrants with respect to itself only that:

                  (a) it has the corporate or other organizational power and authority to enter into this Agreement and to perform its obligations hereunder;

                  (b) this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with the terms hereof except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws and court decisions relating to or affecting the enforceability of creditor's rights generally (including statutory or other Laws regarding fraudulent transfers), and is subject to general principles of equity;

                  (c) neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby by it, will (i) violate any Law, Governmental Order or other restriction of any Governmental Entity, to which it is subject or any provision of its articles of incorporation or formation, bylaws or other


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         organizational documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party thereto the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument or other material arrangement to which it is a party or by which it is bound or to which any of its material assets is subject (or result in the imposition of any lien, security interest or other encumbrance upon any of its assets);

                  (d) it need not give any notice to, make any filing with, or obtain any Authorization of any Person not already been obtained in order to consummate the transactions contemplated by this Agreement; and

                  (e) in the case of each of the Restricted Parties, except for agreements expressly contemplated in, or entered into for the purpose of consummating the transactions contemplated in, the Merger Agreement, neither such Restricted Party nor any of its Affiliates has any agreement, arrangement or understanding with any other Person or group who is not an Affiliate of such Restricted Party with respect to acquiring, holding, voting or disposing of Company Voting Securities.

                                   SECTION 3.
                                   STANDSTILL

         3.1 Standstill Period. During the period commencing on the date hereof and ending on the fifth (5th) anniversary of the Effective Date (the "STANDSTILL PERIOD"), except as specifically approved in writing in advance by the Board of Directors of the Company, the Restricted Parties shall not, and shall cause any Affiliates to not, in any manner, directly or indirectly, either individually or together with any Person or Persons acting in concert of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act):

                  (a) acquire, or offer or agree to acquire, or become the beneficial owner of or obtain any rights in respect of any Company Voting Securities such that, following the consummation of such transaction, the Restricted Parties and their Affiliates taken together would beneficially own, in the aggregate, Company Voting Securities in excess of the Permitted Ownership Percentage; provided, however that the foregoing limitation on acquisition shall not prohibit the acquisition of Company Voting Securities issued as dividends or as a result of stock splits and similar reclassifications or received in a consolidation, merger or other business combination in respect of, in exchange for or upon conversion of Company Voting Securities validly acquired under this Section 3 and held by the Restricted Parties or any of their Affiliates at the time of such dividend, split or reclassification, consolidation or merger or business combination;

                  (b) solicit proxies or consents or become a "participant" in a "solicitation" (as such terms are defined or used in Regulation 14A under the Exchange Act) of proxies or consents with respect to any Company Voting Securities or initiate or become a participant in any shareholder proposal or "election contest" (as such term is defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company or any of its successors or induce others to initiate the same, or otherwise seek to advise or influence


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         any Person with respect to the voting of any voting securities of the
         Company or any of its successors;

                  (c) publicly or privately propose, encourage, solicit or participate in the solicitation of any Person to acquire, offer to acquire or agree to acquire, by merger, tender offer, purchase or otherwise, the Company or a substantial portion of its assets or more than 5% of the outstanding capital stock (except in connection with the registration of securities pursuant to the Registration Rights Agreement); or

                  (d) directly or indirectly join in or in any way participate in a pooling agreement, syndicate, voting trust or other similar arrangement with respect to the Company's voting securities or otherwise act in concert with any other Person (other than Affiliates of such Restricted Parties), for the purpose of acquiring, holding, voting or disposing of the Company Voting Securities.

         3.2 Limitation. Notwithstanding anything herein to the contrary, the Restricted Parties will not be deemed to be in violation of this Agreement if the Restricted Parties and their Affiliates taken together own Company Voting Securities in excess of the Permitted Ownership Percentage as a result or arising out of any action taken by the Company to reduce the number of issued and outstanding shares of Company Voting Securities.

                                  SECTION 4.
                                 MISCELLANEOUS

         4.1 Remedies. Each of the Parties acknowledges and agrees that (a) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the Parties and (b) the Parties would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the Parties shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by any other Party without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, which rights shall be cumulative and in addition to any other remedy to which the Parties may be entitled hereunder or at law or equity.

         4.2 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties, their respective successors and permitted transferees and assigns.

         4.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

         4.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted transferees and assigns. No


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Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties; provided, however that the Company may assign its rights and obligations under this Agreement to any successor or acquiring entity in connection with any business combination transaction, reorganization or sale of substantially all the assets of the Company.

         4.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         4.6 Governing Law. This agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any Laws of such State that would make such choice of Laws ineffective.

         4.7 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         4.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the obligations and restrictions contemplated by this Agreement are consummated to the extent possible.

         4.9 Termination. This Agreement shall automatically terminate as of the fifth (5th) anniversary of the Effective Date.



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         IN WITNESS WHEREOF, each of the Parties has executed this Agreement as of the date first written above.

                                       RAYOVAC CORPORATION

                                       By:  /s/ Kent J. Hussey
                                           ----------------------------
                                           Name:  Kent J. Hussey
                                           Title: President and Chief
                                                  Operating Officer

                                       THOMAS H. LEE EQUITY FUND IV, L.P.

                                       By:      THL Equity Advisors IV, LLC,
                                                its General Partner
                                       By:      Thomas H. Lee Partners, L.P.,
                                                its Managing Member
                                       By:      Thomas H. Lee Advisors, LLC,
                                                its General Partner
                                                By:  /s/ Scott A. Schoen
                                                   ----------------------------
                                                   Name:  Scott A. Schoen
                                                   Title: Managing Director

                                       THL EQUITY ADVISORS IV, LLC

                                       By:      Thomas H. Lee Partners, L.P.,
                                                its Managing Member
                                       By:      Thomas H. Lee Advisors, LLC,
                                                its General Partner
                                                By:  /s/ Scott A. Schoen
                                                   --------------------------
                                                   Name:  Scott A. Schoen
                                                   Title: Managing Director

                                       THOMAS H. LEE PARTNERS, L.P.

                                       By:     Thomas H. Lee Advisors L.L.C.,
                                               its General Partner
                                               By:  /s/ Scott A. Schoen
                                                  --------------------------
                                                  Name:  Scott A. Schoen
                                                  Title: Managing Director

                                       THOMAS H. LEE ADVISORS, L.L.C.

                                       By:  /s/ Scott A. Schoen
                                            ----------------------------
                                            Name:  Scott A. Schoen
                                            Title: Managing Director



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